Exhibit 99.1
CENTRAL GARDEN & PET ANNOUNCES Q1 FISCAL 2025 FINANCIAL RESULTS
Fiscal 2025 Q1 net sales of $656 million vs. $635 million in the prior year
Fiscal 2025 Q1 EPS of $0.21 vs. $0.01 a year ago
Maintains outlook for fiscal 2025 non-GAAP EPS of $2.20 or better
WALNUT CREEK, Calif. – Central Garden & Pet Company (NASDAQ: CENT) (NASDAQ:
CENTA) (“Central”), a market leader in the pet and garden industries, today announced results for its fiscal 2025 first quarter ended December 28, 2024.
“The fiscal year is off to a strong start, driven by increased first quarter shipments, productivity gains and easing inflation, all contributing to growth in both our top and bottom line,” said Niko
Lahanas, CEO of Central Garden & Pet. “We are encouraged by our first quarter performance, but recognize this period is typically our smallest quarter and benefited from the favorable timing of shipments and promotional activities. We remain confident in our fiscal year outlook and committed to executing our Central to Home strategy with excellence.”
Fiscal 2025 First Quarter Financial Results
Net sales increased 3% to $656 million from $635 million a year ago.
Gross profit was $196 million compared to $179 million in the prior year quarter. Gross margin improved by 160 basis points to 29.8% driven by productivity gains and moderating inflation.
SG&A expense was $168 million compared to $170 million in the prior year. SG&A as a percentage of net sales decreased by 140 basis points to 25.5% reflecting cost discipline across the organization.
Operating income grew to $28 million from $8 million a year ago. Operating margin expanded by 300 basis points to 4.3%.
Net interest expense was $8 million compared to $10 million a year ago driven by higher interest income.
Net income was $14 million compared $0.4 million in the prior year. Earnings per share were
$0.21 compared to $0.01.
Adjusted EBITDA rose to $55 million from $37 million a year ago.
The effective tax rate was 23.5%.
Exhibit 99.1
Pet Segment Fiscal 2025 First Quarter Results
Net sales for the Pet segment increased 4% to $427 million from $409 million in the prior year quarter driven primarily by customers shifting orders into the first quarter and the timing of promotional activities.
Pet segment operating income grew to $51 million from $43 million a year ago. Operating margin expanded by 140 basis points to 12.0% from 10.6% in the prior year quarter driven by productivity efforts and moderating inflation.
Pet segment adjusted EBITDA rose to $61 million from $54 million a year ago.
Garden Segment Fiscal 2025 First Quarter Results
Net sales for the Garden segment increased 2% to $229 million from $225 million a year ago driven primarily by customers shifting orders into the first quarter, supported by favorable weather.
Garden segment operating income was $2 million compared to an operating loss of $9 million in the prior year quarter. Operating margin improved by 500 basis points to 1.1% from negative 3.9% a year ago, driven by moderating inflation, productivity gains and exiting the low-margin pottery business.
Garden segment adjusted EBITDA was $14 million compared to $2 million in the prior year quarter.
Liquidity and Debt
The cash balance at the end of the quarter was $618 million compared to $341 million a year ago. Cash used by operations during the quarter was $69 million compared to $70 million a year ago.
Total debt as of December 28, 2024 and December 30, 2023 was $1.2 billion. The gross leverage ratio, calculated using the definitions for Indebtedness and EBITDA in Central's credit agreement, at the end of the first quarter was 2.9x compared to 3.0x at the end of the prior year quarter.
Central repurchased 1.68 million shares or $52 million of its stock during the quarter. As of the end of the fiscal first quarter, $131 million remains available for future stock repurchases.
Cost and Simplicity Program
Central continues to make significant progress in its multi-year Cost and Simplicity program, which encompasses a comprehensive pipeline of initiatives across procurement, manufacturing,
Exhibit 99.1
logistics, portfolio management, and administrative costs. These efforts aim to streamline operations, enhance efficiency, and simplify the business across the organization.
Fiscal 2025 Guidance
Central continues to expect fiscal 2025 non-GAAP EPS to be $2.20 or better.
This outlook reflects the expected impact of the recently announced tariffs, deflationary pressure in certain commodity businesses, shifting consumer behavior amid macroeconomic and geopolitical uncertainty, and challenges within the brick-and-mortar retail landscape. This outlook excludes the potential impact of acquisitions, divestitures, or restructuring activities that may occur during fiscal 2025, including initiatives associated with the Cost and Simplicity program. Central anticipates fiscal 2025 capital expenditures to range between $60 million and $70 million.
Conference Call
Central's senior management will host a conference call today at 4:30 p.m. Eastern Time
(1:30 p.m. Pacific Time) to review the fiscal 2025 first quarter results and provide a general business update. The call, along with related materials, can be accessed at http://ir.central.com.
Alternatively, to listen to the call by telephone, dial (201) 689-8345 (domestic and international)
entering confirmation #13750497.
About Central Garden & Pet
Central Garden & Pet Company (NASDAQ: CENT) (NASDAQ: CENTA) understands home is central to life and has proudly nurtured happy and healthy homes for over 45 years. With fiscal 2024 net sales of $3.2 billion, Central is on a mission to lead the future of the pet and garden industries. The
Company’s innovative and trusted products are dedicated to helping lawns grow greener, gardens bloom bigger, pets live healthier, and communities grow stronger. Central is home to a leading portfolio of more than 65 high-quality brands including Amdro®, Aqueon®, Cadet®, C&S®, Farnam®,
Ferry-Morse®, Four Paws®, Kaytee®, Nylabone®  and Pennington®, strong manufacturing and distribution capabilities, and a passionate, entrepreneurial growth culture. Central is based in Walnut
Creek, California, with 6,450 employees primarily across North America. Visit www.central.com to learn more.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements contained in this release which are not historical facts, including statements concerning productivity initiatives and earnings guidance for fiscal 2025, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. All forward-looking statements are based upon Central's current expectations and various assumptions. There are a number of risks and
Exhibit 99.1
uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release including, but not limited to, the following factors:
•economic uncertainty and other adverse macroeconomic conditions;
•impacts of tariffs or a trade war;
•risks associated with international sourcing, including from China;
•fluctuations in energy prices, fuel and related petrochemical costs;
•declines in consumer spending and the associated increased inventory risk;
•seasonality and fluctuations in our operating results and cash flow;
•adverse weather conditions and climate change;
•the success of our Central to Home strategy and our Cost and Simplicity program;
•fluctuations in market prices for seeds and grains and other raw materials, including the impact of significant declines in grass seed market prices on our inventory valuation;
•risks associated with new product introductions, including the risk that our new products will not produce sufficient sales to recoup our investment;
•dependence on a small number of customers for a significant portion of our business;
•consolidation trends in the retail industry;
•supply shortages in pet birds, small animals and fish;
•reductions in demand for our product categories;
•competition in our industries;
•continuing implementation of an enterprise resource planning information technology system;
•regulatory issues;
•potential environmental liabilities;
•access to and cost of additional capital;
•the impact of product recalls;
•risks associated with our acquisition strategy, including our ability to successfully integrate acquisitions and the impact of purchase accounting on our financial results;
•potential goodwill or intangible asset impairment;
•the potential for significant deficiencies or material weaknesses in internal control over financial reporting, particularly of acquired companies;
•our dependence upon our key executives;
•our ability to recruit and retain members of our management team and employees to support our businesses;
•potential costs and risks associated with actual or potential cyberattacks;
•our ability to protect our trademarks and other proprietary rights;
•litigation and product liability claims;
•the impact of new accounting regulations and the possibility our effective tax rate will increase as a result of future changes in the corporate tax rate or other tax law changes;
•potential dilution from issuance of authorized shares; and
•the voting power associated with our Class B stock.
Exhibit 99.1
These risks and others are described in more detail in Central’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed with the Securities and Exchange Commission on
November 27, 2024. Central undertakes no obligation to publicly update these forward-looking statements to reflect new information, subsequent events or otherwise.
Investor Relations Contact
Friederike Edelmann
VP, Investor Relations & Corporate Sustainability
fedelmann@central.com | (925) 412-6726
# # #
(Tables Follow)
CENTRAL GARDEN & PET COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts, unaudited)

ASSETS	December 28, 2024	December 30, 2023	September 28, 2024
Current assets:
Cash and cash equivalents	$618,020	$341,419	$753,550
Restricted cash	14,649	14,200	14,853
Accounts receivable (less allowances of $22,264, $24,973 and $21,035)	399,443	370,996	326,220
Inventories, net	815,782	948,398	757,943
Prepaid expenses and other	39,919	39,047	34,240
Total current assets	1,887,813	1,714,060	1,886,806
Plant, property and equipment, net	370,673	389,440	379,166
Goodwill	551,361	546,436	551,361
Other intangible assets, net	465,914	489,058	473,280
Operating lease right-of-use assets	195,775	177,499	205,137
Other assets	64,319	105,841	57,689
Total	$3,535,855	$3,422,334	$3,553,439
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$221,903	$212,193	$212,606
Accrued expenses	262,952	230,477	245,226
Current lease liabilities	58,623	51,035	57,313
Current portion of long-term debt	173	466	239
Total current liabilities	543,651	494,171	515,384
Long-term debt	1,190,271	1,189,093	1,189,809
Long-term lease liabilities	163,271	136,708	173,086
Deferred income taxes and other long-term obligations	118,831	149,776	117,615
Equity:
Common stock, $0.01 par value: 10,718,231, 11,077,612 and 11,074,620 shares outstanding at December 28, 2024, December 30, 2023 and September 28, 2024	107	111	111
Class A common stock, $0.01 par value: 53,128,604, 54,515,853 and 54,446,194 shares outstanding at December 28, 2024, December 30, 2023 and September 28, 2024	531	545	544
Class B stock, $0.01 par value: 1,602,374 shares outstanding at December 28, 2024, December 30, 2023 and September 28, 2024	16	16	16
Additional paid-in capital	586,777	594,512	598,098
Retained earnings	936,344	858,817	959,511
Accumulated other comprehensive loss	(4,661)	(2,112)	(2,626)
Total Central Garden & Pet Company shareholders’ equity	1,519,114	1,451,889	1,555,654
Noncontrolling interest	717	697	1,891
Total equity	1,519,831	1,452,586	1,557,545
Total	$3,535,855	$3,422,334	$3,553,439
Exhibit 99.1
CENTRAL GARDEN & PET COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts, unaudited)

	Three Months Ended
	December 28, 2024	December 30, 2023
Net sales	$656,436	$634,533
Cost of goods sold	460,737	455,688
Gross profit	195,699	178,845
Selling, general and administrative expenses	167,707	170,433
Operating income	27,992	8,412
Interest expense	(14,470)	(14,316)
Interest income	6,740	4,609
Other income (expense)	(1,717)	993
Income (Loss) before income taxes and noncontrolling interest	18,545	(302)
Income tax expense (benefit)	4,364	(869)
Income including noncontrolling interest	14,181	567
Net income attributable to noncontrolling interest	172	137
Net income attributable to Central Garden & Pet Company	$14,009	$430
Net income per share attributable to Central Garden & Pet Company:
Basic	$0.22	$0.01
Diluted	$0.21	$0.01
Weighted average shares used in the computation of net income per share:
Basic	64,552	65,415
Diluted	65,449	66,785
Exhibit 99.1
CENTRAL GARDEN & PET COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	December 28, 2024	December 30, 2023
Cash flows from operating activities:
Net income	$14,181	$567
Adjustments to reconcile net income to net cash used by operating activities:
Depreciation and amortization	21,934	22,545
Amortization of deferred financing costs	673	666
Non-cash lease expense	15,131	12,772
Stock-based compensation	5,510	6,021
Deferred income taxes	1,276	1,498
Other operating activities	(600)	(727)
Change in assets and liabilities (excluding businesses acquired):
Accounts receivable	(73,439)	(32,952)
Inventories	(59,356)	(92,808)
Prepaid expenses and other assets	(7,522)	(5,275)
Accounts payable	10,342	19,145
Accrued expenses	17,450	9,533
Other long-term obligations	(73)	3,310
Operating lease liabilities	(14,339)	(14,079)
Net cash used by operating activities	(68,832)	(69,784)
Cash flows from investing activities:
Additions to plant, property and equipment	(6,100)	(10,127)
Payments to acquire companies, net of cash acquired	(3,318)	(59,498)
Investments	—	(850)
Net cash used in investing activities	(9,418)	(70,475)
Cash flows from financing activities:
Repayments of long-term debt	(78)	(85)
Repurchase of common stock, including shares surrendered for tax withholding	(54,022)	(6,775)
Payment of contingent consideration liability	—	(25)
Distribution to noncontrolling interest	(1,346)	(900)
Net cash used by financing activities	(55,446)	(7,785)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,038)	790
Net decrease in cash, cash equivalents and restricted cash	(135,734)	(147,254)
Cash, cash equivalents and restricted cash at beginning of period	768,403	502,873
Cash, cash equivalents and restricted cash at end of period	$632,669	$355,619
Supplemental information:
Cash paid for interest	$19,903	$19,756
Lease liabilities arising from obtaining right-of-use assets	$4,789	$13,170
Exhibit 99.1
Use of Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles ("GAAP"). However, to supplement the financial results prepared in accordance with GAAP, we use non-GAAP financial measures including adjusted EBITDA. Management uses adjusted EBITDA in making financial, operating and planning decisions and in evaluating our performance. Management believes this non-
GAAP financial measure may be useful to investors in their assessment of our ongoing operating performance and provide additional meaningful comparisons between current results and results in prior operating periods. While Management believes that this non-GAAP measure is useful supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read in conjunction with those GAAP results.
Adjusted EBITDA is defined by us as income before income tax, net other expense, net interest expense and depreciation and amortization and stock-based compensation expense (or operating income plus depreciation and amortization expense and stock-based compensation expense). We present adjusted EBITDA because we believe that adjusted EBITDA is a useful supplemental measure in evaluating the cash flows and performance of our business and provides greater transparency into our results of operations. Adjusted
EBITDA is used by our management to perform such evaluations. Adjusted EBITDA should not be considered in isolation or as a substitute for cash flow from operations, income from operations or other income statement measures prepared in accordance with GAAP. We believe that adjusted EBITDA is frequently used by investors, securities analysts and other interested parties in their evaluation of companies, many of which present adjusted EBITDA when reporting their results. Other companies may calculate adjusted EBITDA differently and it may not be comparable.
The reconciliations of adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the tables below.

Adjusted EBITDA Reconciliation	GAAP to Non-GAAP Reconciliation
	Three Months Ended December 28, 2024
	Pet	Garden	Corporate	Total
	(in thousands)
Net income attributable to Central Garden & Pet Company	$—	$—	$—	$14,009
Interest expense, net	—	—	—	7,730
Other expense	—	—	—	1,717
Income tax expense	—	—	—	4,364
Net income attributable to noncontrolling interest	—	—	—	172
Income (loss) from operations	51,257	2,423	(25,688)	27,992
Depreciation & amortization	10,080	11,131	723	21,934
Noncash stock-based compensation	—	—	5,510	5,510
Adjusted EBITDA	$61,337	$13,554	$(19,455)	$55,436

Adjusted EBITDA Reconciliation	GAAP to Non-GAAP Reconciliation
	Three Months Ended December 30, 2023
	Pet	Garden	Corporate	Total
	(in thousands)
Net income attributable to Central Garden & Pet Company	$—	$—	$—	$430
Interest expense, net	—	—	—	9,707
Other income	—	—	—	(993)
Income tax benefit	—	—	—	(869)
Net income attributable to noncontrolling interest	—	—	—	137
Income (loss) from operations	43,388	(8,886)	(26,090)	8,412
Depreciation & amortization	10,798	11,006	741	22,545
Noncash stock-based compensation	—	—	6,021	6,021
Adjusted EBITDA	$54,186	$2,120	$(19,328)	$36,978